UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 6, 2013 (June 1, 2013)

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Youyi Dong Lu, Han Yuan 4 Lou

Xi’An, Shaanxi Province

China 710054

(Address of principal executive offices) (zip code)

86-029-82582632

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the, Exchange Act (17 CFR240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 13, 2013, China Housing & Land Development, Inc. (the “Company”) received notice that, effective June 1, 2013, MSCM LLP (“MSCM”) the Company’s independent registered public accountants, merged with MNP LLP (“MNP”). Most of the professional staff of MSCM continued with MNP either as employees or partners of MNP and will continue their practice with MNP.

On June 3, 2013, the Company’s Board of Directors approved the appointment of MNP as MSCM’s successor to continue as the Company’s independent registered public accountant for the fiscal year ending 2013.

The reports of MSCM on the financial statements of the Company for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through June 3, 2013 the date on which the Company’s Audit Committee approved the engagement of MNP and MSCM ceased being the Company’s auditors, there were no disagreements between the Company and MSCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSCM, would have caused MSCM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2012 and 2011 and the interim period through the approval of the engagement of MNP, MSCM did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

During the period preceding the engagement of MNP, the Company had no consultations with MNP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, or reported events, as described in Item 304(a)(1)(v).

The Company provided MSCM with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that MSCM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from MSCM filed as Exhibit 16 hereto and incorporated herein by reference.

On June 6, 2013, the Company issued a press release announcing the change in its auditor (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 4.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated June 6, 2013 from MSCM to the Securities and Exchange Commission.

99.1	Press Release dated June 6, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013	CHINA HOUSING & LAND DEVELOPMENT INC.

	By:	/s/ Cangsang Huang
Name: Cangsang Huang
Title: Chief Financial Officer

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